UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

KINETIC CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230	(210) 524-9000
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2011, Kinetic Concepts, Inc. (the “Company”) announced that Catherine M. Burzik, President and Chief Executive Officer of the Company, had reached an agreement with representatives of investment funds advised by Apax Partners, together with controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board to continue serving as President and CEO of the Company through June 2012.

Under the terms of the transition agreement, Ms. Burzik has agreed, among other things, to serve as CEO of the Company and LifeCell Corporation through June 30, 2012, in exchange for compensation of $350,000 per month.

The foregoing description of the terms of the transition arrangement does not purport to be complete and is qualified in its entirety by reference to the transition arrangement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 3, 2011, the Company filed the press release attached to this report as Exhibit 99.1, which is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1	Transition Arrangement by and between Catherine M. Burzik and Buddy Gumina, on behalf of Chiron Guernsey Holdings L.P., Inc., Chiron Guernsey Holdings L.P. Inc., Chiron Topco, Inc., Chiron Holdings, Inc. and Chiron Merger Sub, Inc., dated November 2, 2011

Exhibit 99.1	Press Release of Kinetic Concepts, Inc., dated November 3, 2011

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the merger due to the failure to satisfy the conditions to the merger; (3) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (4) the ability to recognize the benefits of the merger; (5) legislative, regulatory and economic developments; and (6) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s and the Apax consortium’s ability to control or predict. The Company can give no assurance that the conditions to the merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (Registrant)

Date: November 3, 2011

	By:	/s/ Martin J. Landon
Name: Martin J. Landon
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Transition Arrangement by and between Catherine M. Burzik and Buddy Gumina, on behalf of Chiron Guernsey Holdings L.P., Inc., Chiron Guernsey Holdings L.P. Inc., Chiron Topco, Inc., Chiron Holdings, Inc. and Chiron Merger Sub, Inc., dated November 2, 2011
Exhibit 99.1	Press Release of Kinetic Concepts, Inc., dated November 3, 2011